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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     NOVEMBER 12, 1998
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                        D & K HEALTHCARE RESOURCES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

         000-20348                                    43-1465483
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(Commission File Number)                 (IRS Employer Identification No.)

8000 MARYLAND AVENUE, SUITE 920, ST. LOUIS, MISSOURI              63105
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      (Address of Principal Executive Offices)                  (Zip Code)

                                 (314) 727-3485
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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                        D & K HEALTHCARE RESOURCES, INC.

                                    FORM 8-K

ITEM 5: OTHER EVENTS.

         On November 12, 1998, the Registrant issued a press release announcing the adoption of a shareholder rights plan. The shareholder rights plan provides for a dividend distribution of one right for each share of the Registrant's common stock to holders as of the close of business on November 23, 1998. Each right will entitle the holder to buy, under certain circumstances, one one-thousandth of a share of preferred stock for $100. The rights will become exercisable only in the event, with certain exceptions, a person or group acquires 15 percent or more of the Registrant's common stock or commences a tender or exchange offer for 15 percent or more of the Registrant's common stock. In addition, upon the occurrence of certain events, holders of the rights will be entitled to purchase either the Registrant's common stock or preferred stock or shares in an acquiring entity at half of market value.

         The Registrant will generally be entitled to redeem the rights in whole, but not in part, at a price of $0.005 per right, at any time up to and including the tenth day after the time that a person or group has acquired 15 percent or more of the Registrant's common stock or announced a tender offer to purchase at least 15 percent of the outstanding common stock of the Registrant, subject to extension of the redemption period by the Registrant's Board of Directors. Unless earlier redeemed, the rights will expire on November 12, 2008.

         The full text of the press release is attached hereto as Exhibit 99 and is hereby incorporated herein by reference in its entirety.

         The foregoing description of the shareholder rights plan is qualified by reference to the Rights Agreement dated as of November 12, 1998, between the Registrant and Harris Trust and Savings Bank as Rights Agent, a copy of which is being filed by the Registrant as an exhibit to its Registration Statement on Form 8-A.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.      Registrant's Press Release issued November 12, 1998.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          D & K HEALTHCARE RESOURCES, INC.

Date: November 12, 1998                   By: /s/ DANIEL E. KREHER
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                                              Daniel E. Kreher, Vice President -
                                              Finance and Administration